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Exhibit 10.13

Lease Contract

Lessor:	Changzhou Hi-Tech Zone Export Processing Zone Investment Development Co., Ltd (Party A)
Address:	17th Floor, Administrative Center, No. 8 of Hengshan Road, Xinbei District, Changzhou
Lessee:	A123 Systems (China) Materials Co., Ltd
Address:	Changzhou Export Processing Zone, Jiangsu Province, China

Both parties conclude the following contract in respect of leasing normal workshop for project supported by the second period increasing capital of A123 Systems (China) Materials Co., Ltd:

Article 1. Premises:

  (1)
  Location:    in the normal workshop area of Changzhou Hi-Tech Zone Export Processing Zone

    Title of workshop: A7

  (2)
  Range for first lease term:    the west-side half of the second floor of the workshop A7

  (3)
  Size (Gross size):    1640 square meters (see the floor plan in annex)

  (4)
  Structure:    reinforced concrete frame construction

  (5)
  Subordinates (three-phase electricity, water, sewerage and passage):

    See the details in the handover list

Article 2. Use of the leased premises

    Both parties agree that the leased premises will be used for industrial production and official business. Party B guarantees not to change the use unless obtaining consent of Party A.

Article 3. Lease term: three (3) years

  (1)
  From 1 March 2007 to 28 February 2009.

  (2)
  Party B may require to extent the lease term when the term is nearly expire. But a written notice must be sent to Party A within three (3) months before expiration of the lease. Party A and Party B shall renew this contract or re-sign a new lease contract.

Article 4. Rental and payment

  (1)
  Party B shall pay rental and estate management fee to Party A.

    Rental: RMB 12 per month per square meter;

    Management fee: RMB 0.5 per month per square meter.

  (2)
  Payment:

  a.
  Party B shall pay RMB 59040 (equals to the rental for three months) to Party A as deposit within 14 days after this contract being executed, which will be treated as rental after Party B entering into the leased premises.

  b.
  The rental and estate management fee shall be paid every three months, and shall be settled up within 5 days at the beginning of every payment period.

  c.
  Party A shall bear tax in respect of issuing invoice.

    d.
    Payment will be fulfilled in cash or by transfer, and the currency of settlement will be RMB.

Article 5. Transition of the leased premises

  (1)
  Party A shall transit the leased premises to Party B on the day of signing this contract.

  (2)
  The leased premises will be treated as having been transited to Party B on the foregoing day, although Party B makes any delay.

  (3)
  Both parties shall jointly check and examine the premises and its decoration and facilities during transition, and make a record.

Article 6. Decoration, building and adding new facility

  (1)
  Party B shall carefully keep the leased premises and facilities clean and safe, and shall not dismantle, decorate or change the leased premises without agreement of Party A or any objective reason.

  (2)
  Party B may decorate or re-build the leased premises under the condition of not changing original structure of the premises, and shall obtain the agreement of Party A. Party B shall provide the plan of decoration and adding facilities to Party A, and bear all the related costs and expenses. On expiration of the lease, Party B may choose to retrocede the workshop under its original condition or with the decoration to Party A.

  (3)
  Increase of water and electricity supply and costs and expenses

  a.
  Party B entrusts Party A to build electrical power unit with advanced fund of Party A in the name of Party B, and to supply 380 volts 800 KVA electrical power to the power distribution room in the leased premises within 60 days after this contract being executed. Party B shall pay building fund and interests to Party A within 6 months after using the electrical power unit. (refer to the loan rate of bank during the same period)

  b.
  Party B shall not pay extra fee for extension supply by using water supplied through 100 millimeters water pipe provided by Party A; Party B will bear any cost and expense for extra water use and apply to water company in zone.

Article 7. Rights and liabilities of both parties

  (1)
  Party A shall transit the leased premises to Party B within the time limit stipulated in this contract.

  (2)
  Party A shall ensure the validity and integrality of the land use right and ownership of the premises, so that ensure that Party B can use the leased premises without any interference of any third party.

  (3)
  Party A shall complete the installation of electrical power unit and rebuild of workshop structure and facilities according to the schedule of Party B.

  (4)
  Party A shall guarantee the safe use of the leased premises, and undertake any normal maintenance and management.

  (5)
  Party A will be responsible for estate management of non-leased part of workshop and outside of workshop A7.

  (6)
  Party B has right to start inside decoration and equipment installation after accepting the leased premises.

  (7)
  Party B shall pay the rental following the stipulation of this contract.

  (8)
  Party B shall carefully use and manage the leased premises, and shall not sublease or lend the premises, or shall not engage in any illegal activity or to infringe upon public interest, or shall not change the purpose of using the leased premises. Party B shall lawfully operate and be responsible for fire prevention and sanitation.

  (9)
  Party B will bear the cost and expense of water and electricity after accepting the workshop A7.

  (10)
  Party B shall make the leased premises to be ready for transition back to Party A.

Article 8. Miscellaneous

  (1)
  Party A agrees to reserve sufficient space for 2-3 cooling tower for Party B within green belt on west side of the workshop A7.

  (2)
  After performing this contract by Party B, Party A agrees to deduct the estate management fee should be paid by Party B from March 2007 to March 2008.

  (3)
  Party A agrees to reserve the non-leased part of workshop for Party B for free for one year, and will not lease this part to any other organization and/or individual.

  (4)
  Party A agrees to reserve the development area (approximate 25 acres) on south side of the workshop A7 for Party B for free for one year, and will not lease this area to any other organization and/or individual.

  (5)
  Party A shall provide temporary electronic power to Party B to meet requirements of construction and installation before the formal electronic power supply is available.

Article 9. Liability

  (1)
  This contract is effective after being executed; any party shall not be in breach (except for force majeure).

  (2)
  Party A shall pay 5% of the first paid rental per day to Party B as an overdue fine. If Party A delays to transit the leased premises for more than 30 days, Party B has right to treat such situation as a severe breach of this contract and may unilaterally terminate this contract. In such circumstance, Party A shall return two times of deposit paid by Party B, and shall return the rental paid by Party B.

  (3)
  Party A shall make full compensation for any loss suffered by Party B resulting from being unable to use the leased premises in normal way caused by fault of Party A.

  (4)
  ......................(the following terms are missed out)

 Supplemental Agreement

Lessor:	Changzhou Hi-Tech Zone Export Processing Zone Investment Development Co., Ltd (Party A)
Lessee:	A123 Systems (China) Materials Co., Ltd

Both parties make consent on the following terms and conditions as the supplementary of the lease contract (main contract) concluded on 16 January 2007:

Article 1. Premises:

  (1)
  Location:    in the normal workshop area of Changzhou Hi-Tech Zone Export Processing Zone

    Title of workshop: A7

  (2)
  Range for first lease term:    the office building and the 800 m2 workshop A7, both of which are located at east side of the first floor of the workshop A7, and the eastern half side of the second floor of the workshop A7.

  (3)
  Size (Gross size):    2784 square meters (see the floor plan in annex)

  (4)
  Structure:    reinforced concrete frame construction

Article 2. Lease term: 33 months

  (1)
  From 1 June 2007 to 28 February 2009.

  (2)
  Party B may require to extent the lease term when the term is nearly expire. But a written notice must be sent to Party A within three (3) months before expiration of the lease. Party A and Party B shall renew this contract or re-sign a new lease contract.

Article 3. Rental and payment

  (3)
  Party B shall pay rental and estate management fee to Party A.

    Rental: RMB 12 per month per square meter;

    Management fee: RMB 0.5 per month per square meter.

  (4)
  Payment:

  a.
  Party B shall pay RMB 33408 (equals to the rental for one months) to Party A as deposit within 14 days after this contract being executed, which will be treated as rental after Party B entering into the leased premises.

  b.
  The rental and estate management fee shall be paid every three (3) months, and shall be settled up within five (5) days at the beginning of every payment period.

  c.
  Party A shall bear tax in respect of issuing invoice.

  d.
  Payment will be fulfilled in cash or by transfer, and the currency of settlement will be RMB.

Article 4. Miscellaneous

  (1)
  Party B shall be responsible for constructing the moisture barrier on the first floor with ointment materials, and each party shall bear a half of cost and expense. Party A will bear the cost and expense no more than RMB 25000. Party A will complete the construction of the cement terrace and the installation of lighting of the first floor of the workshop A7 within 10 days after Party B completing the construction of moisture barrier. The installation of the lighting on the first floor will refer to that on second floor.

  (2)
  Party A will provide 500 kw electrical power unit to Party B after the later leasing all foregoing floors. Party A holds the property right of the electrical power unit, and both parties will decide the specific plan through negotiation.

  (3)
  Party A agrees that Party B may rebuild the entrance doors at both east and west side of the first floor of the workshop A7, the north side entrance door, and the landing platform at the east side of the workshop;

  a.
  Party B shall provide written application and related drawings to Party A before rebuilding, and shall not start to rebuild until obtain the written agreement from Party A.

  b.
  Party B shall not destroy the structure of the workshop A7 by foregoing rebuilding.

  c.
  Party B will bear all costs and expenses of rebuilding.

  d.
  Party A will not be responsible for maintenance of the rebuilt entrance doors and other parts, Party B shall bear the cost and expense by itself.

  (4)
  Party A guarantees to complete the construction of the green belt surrounding the workshop before the end of May. Party A will be responsible for planting certain high conifers nearby cooling towers and for building the outdoor routeway entering into high pressure and low pressure power distribution room.

  (5)
  Goods lift: after being accepted by Party B, Party A shall make routine maintenance and examination to the goods lift, and will be responsible for removing any trouble not caused by artificial element. Party B will be responsible for daily operation and maintenance and any trouble caused by artificial element. Party A has right to supervise the operation of the goods lift and to propose any necessary remedial measure.

Article 5. Operating requirement and maintenance of workshop

  (1)
  Party A will be responsible for the maintenance of the workshop and facilities during the least term. Party B should inform Party A about any damage and fault occurred to workshop and facilities in time. Party A shall start to maintain after receiving the information from Party B. Party B may maintain by itself, if Party A fails to do so within two days, and Party A will bear all the costs and expenses. Party B will be responsible for the operation of the facilities.

  (2)
  Party B shall use the workshop and facilities by reasonable way during the lease term. Party B will be responsible for maintaining any damage or fault caused by unreasonable use. If Party B fails to do so, Party A may undertake the maintenance and make Party B bear all the costs and expenses.

  (3)
  Party A guarantee the workshop and facilities keeping safe and being fit for normal use. Party A will be responsible for examining and maintaining the workshop and shall give notice to Party B three days in advance. Party B shall cooperate. Party A shall reduce any possible influence to the use of the workshop by Party B.

Article 6. Any matter not mentioned herein shall be performed by consulting the main contract. If there is any conflict between this Agreement and the main contract, this Agreement shall be controlling.

Party A:	Party B:
Changzhou Hi-Tech Zone Export Processing Zone Investment Development Co., Ltd (Party A) (with official seal and signature)	A123 Systems (China) Materials Co., Ltd (with official seal and signature)
Date: 10 April 2007	Date: 10 April 2007

QuickLinks

  Exhibit 10.13
Lease Contract
Supplemental Agreement